ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES

                                 1999-3 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-3 GROUP 1
                    FOR OCTOBER 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: OCTOBER 1, 1999

================================================================================

  1   Total Actual Principal Collections                           514,343.73
  2   Total Permanent Buydown Companion Interest                    14,380.74
  3   Total Actual Interest Collections                            442,184.37
  4   Less Service Fees Service Fees Previously Remitted            27,871.10
  5   Additional Proceeds                                                0.00
                                                                 ------------
  6        Total Collections:                                      943,037.74

  7   Pre-Funding Account Transfer                                       0.00
  8   Interest Coverage Account Transfer                         1,031,267.42
  9   Deferred Interest Coverage Account Transfer                  216,199.04
                                                                 ------------
 10        Aggregate Amount Received:                            2,190,504.20

      Monthly Advances

 11   Interest Advance                                           1,444,390.71
 12   Compensating Interest                                          1,234.30
 13   Amounts Held for Future Distributions                              0.00
 14   Cross Collateral Deposit                                           0.00
 15   Reserve Withdrawal per Sec. 6.14c                                  0.00
                                                                 ------------
 16        Available Remittance Amount:                          3,636,129.21

 17   Service Fees                                                  77,909.27
 18   Expense Account Deposit:                                       2,727.27
                                                                 ------------
 19        Adjusted Remittance Amount:                           3,555,492.67

      Remaining Amount Available:

 20             Adjusted Remittance Amount                       3,555,492.67
 21             Insured Payments                                         0.00
 22             Monthly Premium @ 20 bp
                   due Certificate Insurer                          52,414.27
 23             Cross Collateral Withdrawal                              0.00
 24             Class Remittance Amounts                         3,503,078.40
 25             Non-Recoverable Advances not
                   Previously Reimbursed                                 0.00
                                                                 ------------
      Total Remaining Amount Available:                                  0.00
                                                                 ============

      Amount of Reimbursements Pursuant to Sec. 5.04
 26        Servicing Fee                                                 0.00
 27        Monthly Advances and Servicer Advances                        0.00
 28        Other Mortgage Payments                                       0.00
 29        Interest Earned on P&I Deposits                               0.00
 30        Additional Servicing Compensation                             0.00

================================================================================

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES

                                 1999-3 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-3 GROUP 1
                    FOR OCTOBER 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: OCTOBER 1, 1999

================================================================================




                                                                        Total                   Class 1A         Equity Certificate
                                                                        -----                   ---------        ------------------
 31   Loans Outstanding - BOM                                               3224
 32   Original Loan Balance                                        202,789,370.29           202,789,370.29
 34   Pre-Funding Account Balance                                  124,483,356.98           124,483,356.98
 35   Initial Overcollateralization                                 12,272,727.27            12,272,727.27
 36   Realized Losses, LTD                                                   0.00                     0.00
 38   Carryforward Amount                                                    0.00                     0.00
 39   Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                     0.00                     0.00
                                                                   --------------           --------------
 40   Total Class Note Principal Balance                           315,000,000.00           315,000,000.00
 41        Group Factor per Loan Balance                               64.3775779%              64.3775779%
 42        Group Factor per Class Note Balance                        100.0000000%             100.0000000%
 43   Excess Spread                                                          0.00                                          0.00

 44   Cross Collateral Withdrawal                                            0.00                                          0.00
 45   Cross Collateral Deposit                                               0.00                     0.00
 46   Additional Principal due Note A                                1,580,094.04             1,580,094.04
 47   Interest Remittance @ Pass-Through Rates                       1,408,640.63             1,408,640.63

      PRINCIPAL ADDITIONS:
 48             Number of loans                                               929                      929
 49             Transfers from Pre-Funding Account                  55,785,404.50            55,785,404.50

      PRINCIPAL REDUCTIONS:

 50             Prepayments - Number                                            7                        7
 51             Prepayments - Dollar                                   329,485.60               329,485.60
 52             Delinquent Loans Repurchased -- Number                          0                    0.00
 53             Delinquent Loans Repurchased -- Dollar                       0.00                     0.00
 54             Net Liquidation Proceeds                                     0.00                     0.00
 55             Curtailments                                             3,220.98                 3,220.98
 56             Normal and Excess Payments                             181,637.15               181,637.15
 57             Pre-Funding Account Transfer                                 0.00                     0.00
                                                                   --------------           --------------                 ----
 58   Total Principal Remittance                                       514,343.73               514,343.73
 59   Additional Principal Reduction                                 1,580,094.04             1,580,094.04
                                                                   --------------           --------------                 ----
 60   Total Remittance                                               3,503,078.40             3,503,078.40                 0.00
                                                                   ==============           ==============                 ====
 61   Current Month Realized Loss - Number                                      0                                             0
 62   Current Month Realized Loss - Dollar                                   0.00                                          0.00

 61   LTD Realized Loss - Number                                                0
 62   LTD Realized Loss - Dollar                                             0.00
      CLASS NOTE PRINCIPAL BALANCE - EOM

 64   Loans Outstanding - EOM                                                4146
 65   Closing Loan Balance                                         258,060,431.06           258,060,431.06
 67   Pre-Funding Account Balance                                   68,697,952.48            68,697,952.48
 68   Additional Principal Reduction, LTD                           13,852,821.31            13,852,821.31
 69   Realized losses, LTD                                                   0.00                     0.00
 71   Aggregate Unpaid Principal Balance of Delinquent
 72      Loans Repurchased per Sec. 5.11                                     0.00                     0.00
                                                                   --------------           --------------
 73   Total Class Note Principal Balance                           312,905,562.23           312,905,562.23
 74        Group Factor per Loan Balance                               81.9239464%              81.9239464%
 75        Group Factor per Class Note Balance                         99.3350991%              99.3350991%



================================================================================

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES

                                 1999-3 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-3 GROUP 1
                    FOR OCTOBER 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: OCTOBER 1, 1999

================================================================================




                                                                    Total                 Class A-1
                                                                    -----                 ---------
 76   Weighted Note Rate - THIS Remittance                        10.40766%
 77   Weighted Note Rate - NEXT Remittance                        10.40766%

 78   Related Remittance Period for Libor Rate                    28-Sep-99                 thru                       24-Oct-99
 79   Days in Related Period                                          27

 80   Pass-Through Rates                                                                  5.96250%

 81   Weighted Average Remaining Term                              261.91

 82   Original Pool - Principal Balance                                202,789,370.29       202,789,370.29
 84   Original Pool - Pre-Funding Account                              124,483,356.98       124,483,356.98
 85   Original Pool - Additional Principal Reduction                    12,272,727.27        12,272,727.27
                                                                   ------------------     ----------------
 86   Original Pool Total                                              315,000,000.00       315,000,000.00
 87   Original Pool - Number of Loans                                   3224


      CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                                         Beg.of Month         Current Month             End of Month
                                                                         ------------         -------------             ------------
 88   Additional Principal Reduction, LTD                               12,272,727.27         1,580,094.04             13,852,821.31
 89   Cross Collateral Deposits                                                  0.00                 0.00                      0.00
 90   Realized Losses, LTD                                                       0.00                 0.00                      0.00
                                                                        -------------         ------------             -------------
 92   Overcollateralization of Principal                                12,272,727.27         1,580,094.04             13,852,821.31
                                                                        =============         ============             =============

 93   Base Overcollateralization Required                                                                              26,181,818.18
 94   Required Overcollateralization Amount                                                                            26,181,818.18

      AGGREGATE OVERCOLLATERALIZATION RECONCILIATION
                                                                         Beg.of Month        Current Month              End of Month
                                                                         ------------        -------------              ------------
      Class 1A Overcollateralization of Principal                       12,272,727.27         1,580,094.04             13,852,821.31
      Class 2A Overcollateralization of Principal                        6,504,904.49         1,095,571.97              7,600,476.46
                                                                        -------------         ------------             -------------
      Overcollateralization of Principal                                18,777,631.76         2,675,666.01             21,453,297.77
                                                                        =============         ============             =============
      Base Aggregate Overcollateralization Required                                                                    39,707,889.42
      Required Aggregate Overcollateralization Amount                                                                  39,707,889.42

      CURRENT MONTH SUBORDINATED AMOUNT
                                                                         Beg.of Month           Current Month           End of Month
                                                                         ------------           -------------           ------------
 95   Original Subordinated Amount                                      40,909,090.91                N/A               40,909,090.91
 96   Less: Cumulative Realized Losses                                           0.00                 0.00                      0.00
 97   Plus: Cumulative Additional Proceeds                                       0.00                 0.00                      0.00
                                                                        -------------                 ----             -------------
 98   Current Subordinated Amount                                       40,909,090.91                                  40,909,090.91
                                                                        =============                                  =============

      NONRECOVERABLE ADVANCE RECONCILIATION

 99   Beginning of Month                                                                              0.00
100   Current Month Unpaid Nonrecoverable Advance                                                     0.00
101   Less: Current Month Reimbursement                                                               0.00
                                                                                                      ----
102   End of Month                                                                                    0.00



================================================================================

                                  Page 3 of 4



                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES

                                 1999-3 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-3 GROUP 1
                    FOR OCTOBER 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: OCTOBER 1, 1999

================================================================================



                                                                                         Class
                                                              Total                        A1
                                                              -----                      ------

103   Total Class Note Principal - Original Pool           $315,000,000.00          $315,000,000.00
104   Interest Remittance Amount                              1,408,640.63             1,408,640.63
105   Interest Rate Factor / 1000                                 4.471875                 4.471875

106   Total Principal Collections                               514,343.73               514,343.73
107   Prefunding Account Transfer                                     0.00                     0.00
108   Additional Principal Reduction                          1,580,094.04             1,580,094.04
                                                           ---------------          ---------------
109   Principal Remittance Amount                             2,094,437.77             2,094,437.77
110   Principal Payment Factor/1000                               6.649009                 6.649009
111   Principal Factor                                          993.350991               993.350991


================================================================================


                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES

                                 1999-3 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-3 GROUP 2
                    FOR OCTOBER 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: OCTOBER 1, 1999

================================================================================


 1  Total Actual Principal Collections                             547,139.89
 3  Total Actual Interest Collections                              241,202.25
 4  Less Service Fees Service Fees Previously Remitted              14,600.31
 5  Additional Proceeds                                                  0.00
                                                                 ------------
 6       Total Collections:                                        773,741.83

 7  Pre-Funding Account Transfer                                         0.00
 8  Interest Coverage Account Transfer                             669,999.43
 9  Deferred Interest Coverage Account Transfer                     72,655.89
                                                                 ------------
10       Aggregate Amount Received:                              1,516,397.15

    Monthly Advances

11  Interest Advance                                             1,068,523.56
12  Compensating Interest                                            3,386.02
13  Amounts Held for Future Distributions                                0.00
14  Cross Collateral Deposit                                             0.00
15  Reserve Withdrawal per Sec. 6.14c                                    0.00
                                                                 ------------
16       Available Remittance Amount:                            2,588,306.73

17  Service Fees on Interest Coverage                               44,756.86
18  Expense Account Deposit:                                         1,720.87
                                                                 ------------
19       Adjusted Remittance Amount:                             2,541,829.00

    Remaining Amount Available:

20            Adjusted Remittance Amount                         2,541,829.00
21            Insured Payments                                           0.00
22            Monthly Premium @ 20 bp
                 due Certificate Insurer                            33,242.14
23            Cross Collateral Withdrawal                                0.00
24            Class Remittance Amounts                           2,508,586.86
25            Non-Recoverable Advances not
                 Previously Reimbursed                                   0.00
                                                                 ------------
    Total Remaining Amount Available:                                    0.00
                                                                 ============
    Amount of Reimbursements Pursuant to Sec. 5.04
26       Servicing Fee                                                   0.00
27       Monthly Advances and Servicer Advances                          0.00
28       Other Mortgage Payments                                         0.00
29       Interest Earned on P&I Deposits                                 0.00
30       Additional Servicing Compensation                               0.00


================================================================================

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES

                                 1999-3 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-3 GROUP 2
                    FOR OCTOBER 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: OCTOBER 1, 1999

================================================================================



                                                                       Total                      Class 1A        Equity Certificate
                                                                       -----                      --------        ------------------
31  Loans Outstanding - BOM                                                    1402
32  Original Loan Balance                                             128,473,131.74           128,473,131.74
34  Pre-Funding Account Balance                                        78,031,772.75            78,031,772.75
35  Initial Overcollateralization                                       6,504,904.49             6,504,904.49
36  Realized Losses, LTD                                                        0.00                     0.00
38  Carryforward Amount                                                         0.00                     0.00
39  Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                          0.00                     0.00
                                                                      --------------           --------------
40  Total Class Note Principal Balance                                200,000,000.00           200,000,000.00
41       Group Factor per Loan Balance                                    64.2365659%              64.2365659%
42       Group Factor per Note Balance                                   100.0000000%             100.0000000%
43  Excess Spread                                                               0.00                                          0.00

44  Cross Collateral Withdrawal                                                 0.00                                          0.00
45  Cross Collateral Deposit                                                    0.00                     0.00
46  Additional Principal due Class A                                    1,095,571.97             1,095,571.97
47  Interest Remittance @ Pass-Through Rates                              865,875.00               865,875.00

    PRINCIPAL ADDITIONS:
48            Number of loans                                                    386                      386
49            Transfers from Pre-Funding Account                       34,874,461.00            34,874,461.00

    PRINCIPAL REDUCTIONS:

50            Prepayments - Number                                                 5                        5
51            Prepayments - Dollar                                        512,757.20               512,757.20
52            Delinquent Loans Repurchased - Number                                0                     0.00
53            Delinquent Loans Repurchased - Dollar                             0.00                     0.00
54            Net Liquidation Proceeds                                          0.00                     0.00
55            Curtailments                                                      0.00                     0.00
56            Normal and Excess Payments                                   34,382.69                34,382.69
57            Pre-Funding Account Transfer                                      0.00                     0.00
                                                                      --------------             ------------
58  Total Principal Remittance                                            547,139.89               547,139.89
59  Additional Principal Reduction                                      1,095,571.97             1,095,571.97
                                                                      --------------             ------------
60  Total Remittance                                                    2,508,586.86             2,508,586.86                 0.00
                                                                      ==============             ============
61  Current Month Realized Loss - Number                                           0                                             0
62  Current Month Realized Loss - Dollar                                        0.00                                          0.00

61  LTD Realized Loss - Number                                                     0
62  LTD Realized Loss - Dollar                                                  0.00
    CLASS NOTE PRINCIPAL BALANCE - EOM

64  Loans Outstanding - EOM                                                     1783
65  Closing Loan Balance                                              162,800,452.85           162,800,452.85
67  Pre-Funding Account Balance                                        43,157,311.75            43,157,311.75
68  Additional Principal Reduction, LTD                                 7,600,476.46             7,600,476.46
69  Realized losses, LTD                                                        0.00                     0.00
71  Aggregate Unpaid Principal Balance of Delinquent
72     Loans Repurchased per Sec. 5.11                                          0.00                     0.00
                                                                      --------------           --------------
73  Total Class Note Principal Balance                                198,357,288.14           198,357,288.14
74       Group Factor per Loan Balance                                    81.4002264%              81.4002264%
75       Group Factor per Class Note Balance                              99.1786441%              99.1786441%



================================================================================

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES

                                 1999-3 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-3 GROUP 2
                    FOR OCTOBER 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: OCTOBER 1, 1999

================================================================================


                                                                          Total                      Class A-1
                                                                          -----                      ---------

 76  Weighted Note Rate - THIS Remittance                                10.78552%
 77  Weighted Note Rate - NEXT Remittance                                10.78552%

 78  Related Remittance Period for Libor Rate                            28-Sep-99                      thru             24-Oct-99
 79  Days in Related Period                                                 27

 80  Pass-Through Rates                                                                               5.77250%

 81  Weighted Average Remaining Term                                      357.31

 82  Original Pool - Principal Balance                                 128,473,131.74           128,473,131.74
 84  Original Pool - Pre-Funding Account                                78,031,772.75            78,031,772.75
 85  Original Pool - Additional Principal Reduction                      6,504,904.49             6,504,904.49
                                                                       --------------           --------------
 86  Original Pool Total                                               200,000,000.00           200,000,000.00
 87  Original Pool - Number of Loans                                       1402


     CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                                        Beg.of Month             Current Month        End of Month
                                                                        ------------             -------------        ------------
 88  Additional Principal Reduction, LTD                                 6,504,904.49             1,095,571.97        7,600,476.46
 89  Cross Collateral Deposits                                                   0.00                     0.00                0.00
 90  Realized Losses, LTD                                                        0.00                     0.00                0.00
                                                                         ------------             ------------       -------------
 92  Overcollateralization of Principal                                  6,504,904.49             1,095,571.97        7,600,476.46
                                                                         ============             ============       =============

 93  Base Overcollateralization Required                                                                             13,526,071.24
 94  Required Overcollateralization Amount                                                                           13,526,071.24

     AGGREGATE OVERCOLLATERALIZATION RECONCILIATION
                                                                       Beg.of Month               Current Month       End of Month
                                                                        ------------             -------------        ------------
     Class 1A Overcollateralization of Principal                        12,272,727.27                     0.00       12,272,727.27
     Class 2A Overcollateralization of Principal                         6,504,904.49             1,095,571.97        7,600,476.46
                                                                         ------------             ------------       -------------
     Overcollateralization of Principal                                 18,777,631.76             1,095,571.97       19,873,203.73
                                                                        =============             ============       =============

     Base Aggregate Overcollateralization Required                                                                   39,707,889.42
     Required Aggregate Overcollateralization Amount                                                                 39,707,889.42

     CURRENT MONTH SUBORDINATED AMOUNT                                 Beg.of Month              Current Month        End of Month
                                                                        ------------             -------------        ------------
 95  Original Subordinated Amount                                       26,845,637.58                 N/A            26,845,637.58
 96  Less: Cumulative Realized Losses                                            0.00                     0.00                0.00
 97  Plus: Cumulative Additional Proceeds                                        0.00                     0.00                0.00
                                                                         ------------             ------------       -------------
 98  Current Subordinated Amount                                        26,845,637.58                                26,845,637.58
                                                                        =============                                =============

     NONRECOVERABLE ADVANCE RECONCILIATION

 99  Beginning of Month                                                                                   0.00
100  Current Month Unpaid Nonrecoverable Advance                                                          0.00
101  Less: Current Month Reimbursement                                                                    0.00
                                                                                                  ------------
102  End of Month                                                                                         0.00



================================================================================

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES

                                 1999-3 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-3 GROUP 2
                    FOR OCTOBER 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: OCTOBER 1, 1999

================================================================================


                                                                                                Class
                                                                    Total                         A1
                                                                    -----                       ------
103  Total Class Note Principal - Original Pool                 $200,000,000.00          $200,000,000.00
104  Interest Remittance Amount                                      865,875.00               865,875.00
105  Interest Rate Factor/1000                                         4.329375                 4.329375

106  Total Principal Collections                                     547,139.89               547,139.89
107  Prefunding Account Transfer                                           0.00                     0.00
108  Additional Principal Reduction                                1,095,571.97             1,095,571.97
                                                                 --------------          ---------------
109  Principal Remittance Amount                                   1,642,711.86             1,642,711.86
110  Principal Payment Factor/1000                                     8.213559                 8.213559
111  Principal Factor                                                991.786441               991.786441





================================================================================